Exhibit 10.81

EXECUTION VERSION

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

THIRD AMENDED AND RESTATED SHORT-TERM EXTENSION LETTER AGREEMENT

January 31, 2025

CMTG WF Finance LLC

c/o Mack Real Estate Credit Strategies 60 Columbus Circle

20th Floor

New York, New York 10023

Claros Mortgage Trust, Inc.

c/o Mack Real Estate Credit Strategies 60 Columbus Circle

20th Floor

New York, New York 10023

Re: That certain (i) Master Repurchase and Securities Contract, dated as of September 29, 2021 (as the same has been and may be further amended, modified and/or restated from time to time, the “Repurchase Agreement”), by and between CMTG WF Finance LLC (“Seller”) and Wells Fargo Bank, National Association (“Buyer”) and (ii) Guarantee Agreement, dated as of September 29, 2021 (as the same has been and may be further amended, modified and/or restated from time to time, the “Guarantee Agreement”), made by Claros Mortgage Trust, Inc. (“Guarantor”) for the benefit of Buyer.

Ladies and Gentlemen:

This letter agreement (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Letter Agreement”) is delivered to you on the date set forth above (the “Effective Date”), in connection with the Repurchase Agreement and the other Repurchase Documents. Capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Repurchase Agreement or the Guarantee Agreement, as applicable. In the event of any conflict between the terms of this Letter Agreement and any other Repurchase Document, the terms of this Letter Agreement shall control.

SECTION 1. Short-Term Extension of Maturity Date and Revolving Period Expiration Date.

(a)
Buyer and Seller acknowledge and agree that the Maturity Date and the Revolving Period Expiration Date shall be extended from January 31, 2025 to March 31, 2025 for all purposes under the Repurchase Documents; provided that, if Seller shall exercise the first of its two remaining options to extend the scheduled Maturity Date in accordance with Section 3.06(a) of the Repurchase Agreement, the scheduled Maturity Date after giving effect to such extension shall be September 30, 2025.
(b)
By signing this Letter Agreement below, Seller hereby represents and warrants that, as of the date of this Letter Agreement: (i) [reserved], (ii) each of the representations and warranties made by Seller in the Repurchase Agreement is true and correct as if made on and as of the date of this Letter Agreement (except for (x) any such representation or warranty that by its terms refers to a specific date other than the date first above written (in which case it shall be true and correct in all respects as of such other date), (y) the representations and warranties set forth in Schedule 1 of the Repurchase Agreement, and (z) the representations and warranties set forth in Section 7.10 of the Repurchase Agreement) and (iii) Seller has performed all agreements and satisfied all conditions that the Repurchase Agreement provides shall be performed or satisfied by it as of the date hereof.

SECTION 2. [***]

SECTION 3. [***]

SECTION 4. [***]

SECTION 5. Miscellaneous.

(a)
This Letter Agreement is a Repurchase Document executed pursuant to the Repurchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. Guarantor hereby acknowledges and confirms that the Guarantee Agreement remains in full force and effect notwithstanding this Letter Agreement and reaffirms its obligations under the Guarantee Agreement. Pledgor hereby acknowledges and confirms that the Pledge Agreement remains in full force and effect notwithstanding this Letter Agreement, and hereby reaffirms its obligations under the Pledge Agreement.
(b)
THIS LETTER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LETTER AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS LETTER AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS LETTER AGREEMENT.
(c)
By signing or countersigning below, Buyer, Seller, Pledgor and Guarantor each acknowledge and agree to the terms of this Letter Agreement. This Letter Agreement may be executed in counterparts (including using any electronic signature covered by the United States ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), and such counterparts may be delivered in electronic format, including by facsimile, email or other transmission method. Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and each such counterpart, including those delivered in electronic format, and copies produced therefrom shall have the same effect as an originally signed counterpart. To the extent applicable, the foregoing constitutes the election of the parties to invoke any law authorizing electronic signatures.

Minor variations in the form of the signature page, including footers from earlier versions of this Letter Agreement, shall be disregarded in determining a party’s intent or the effectiveness of such signature. No party shall raise the use the delivery of signatures to this Letter Agreement in electronic format as a defense to the formation of a contract and each such party forever waives any such defense.

(d)
Each of Seller, Pledgor and Guarantor acknowledges and agrees that as of the date hereof it has no known defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Buyer arising under or in respect of the Repurchase Agreement or any other Repurchase Document and any such known defenses, rights of setoff, claims, counterclaims or causes of action as of the date hereof are hereby irrevocably waived.
(e)
In consideration of Buyer entering into this Letter Agreement, Seller, Pledgor and Guarantor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known to Seller, Pledgor and Guarantor to the extent that any of the foregoing exist as of the date hereof and arise out of or from or in any way relating to or in connection with the Repurchase Agreement or the other Repurchase Documents, including, but not limited to, any action or failure to act under the Repurchase Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.
(f)
Guarantor hereby acknowledges the execution and delivery of this Letter Agreement and agrees that it continues to be bound by the Guarantee Agreement to the extent of the Guaranteed Obligations (as defined therein).
(g)
Seller agrees to pay and reimburse Buyer for all reasonable out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Letter Agreement, including, without limitation, the reasonable fees and disbursements of Mayer Brown LLP, counsel to Buyer.
(h)
[***]

[Signature Pages Follow]

Please evidence your agreement to the terms of this Letter Agreement by signing a counterpart of this Letter Agreement and returning it to the undersigned.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Allen Lewis

Name: Allen Lewis

Title: Managing Director

Third Amended and Restated Short-Term Extension Letter

AGREED TO AND ACCEPTED BY:

CMTG WF FINANCE LLC

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

Third Amended and Restated Short-Term Extension Letter

AGREED TO AND ACCEPTED BY:

CMTG WF FINANCE HOLDCO LLC

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

Third Amended and Restated Short-Term Extension Letter

AGREED TO AND ACCEPTED BY:

CLAROS MORTGAGE TRUST, INC.

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

Third Amended and Restated Short-Term Extension Letter